Exhibit 99.2

April 13, 2021

Amesite Announces Contract for Pilot Program with the EWIE Group of Companies, A Global Leader in Commodity and Chemical Management Services for the Automotive and Other Industries

DETROIT, April 13, 2021 /PRNewswire/ -- Amesite Inc., (Nasdaq: AMST), an artificial intelligence software company providing advanced A.I. powered online learning ecosystems for business and higher education, announced today it is launching a pilot program with the EWIE Group of Companies (EGC) to develop and implement an eLearning and eTraining platform for its employees across the globe. This platform will provide program, process and technology learning and training while also allowing managers to assess program and process understanding of their team members. The A.I. based Amesite solution will integrate data from multiple platforms and will enable EGC to harness the full potential of its human resources to create value for its customers and shareholders.

EGC is a supplier group that provides manufacturing, products and supply chain solutions to companies across automotive, aerospace, medical, agriculture and energy industries. Their products and services are used at over 250 manufacturing facilities across the globe.

“We have experienced significant growth and expansion of our customer base over the last few years, and this platform will help us train our workforce to better meet the needs of our customers,” said EGC President Jay Mullick. “Amesite is clearly the company of choice to integrate our platforms because of the quality and depth of their A.I driven technology. People are our greatest investment, and we are committed to making sure they are the best prepared in our industry. “

“This contract is another big win for Amesite. We are particularly proud to be partnering with EGC, a global leader in manufacturing and supply chain management services. This opportunity is more evidence that our online content and delivery systems are a best-in-class solution for multiple industries,” said Dr. Ann Marie Sastry, founder and CEO of Amesite. “Our easy-to-use platform continues to gain traction in the marketplace because of the capabilities of our A.I. technology. I am excited to move forward with the implementation of our platform for another industry leading company.”

About Amesite Inc.

Amesite is an ed-tech, SaaS company with the most advanced artificial intelligence driven online learning platform in the industry, providing both content creation and a best-in-class infrastructure for the multi-billion-dollar online learning markets in business and education. For more information, visit www.amesite.com.

About EWIE Group of Companies (EGC)

EGC is a supplier group providing manufacturing and supply chain management services. It is comprised of the following businesses:

Azoth: A leader in customized mass production of small complex metal parts using 3D printing technology. www.azoth3D.com

MBEMRO: An ecommerce platform enabling b2b transactions to reduce spend and transaction costs. www.mbemrocatalog.com

EWIE: A global leader in providing supply chain process optimization solutions for metalworking tools and chemicals. www.ewie.com

PSMI: A global leader in providing facilities management and supply chain management services to improve operational efficiencies and reduce spend. www.psmicorp.com

GS&S: A gage and measurement management business providing quality management and consulting services. www.gsnscorp.com

SourcePro: A market leader in providing MRO (Maintenance, Repair and Operating goods) supply solutions and Inventory management solutions. www.sourcepro.com

Forward Looking Statements

This communication contains forward-looking statements (including within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended) concerning the Company, the Company’s planned online machine learning platform, the Company’s business plans, any future commercialization of the Company’s online learning solutions, potential customers, business objectives and other matters. Forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “may,” “will,” “should,” “would,” “expect,” “plan,” “believe,” “intend,” “look forward,” and other similar expressions among others. Statements that are not historical facts are forward-looking statements. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those contained in any forward-looking statement. Risks facing the Company and its planned platform are set forth in the Company’s filings with the SEC. Except as required by applicable law, the Company undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

Investor Relations Contact:

RedChip Companies Inc.

Dave Gentry

Dave@redchip.com

1-800-RED-CHIP (733-2447)

(Or) 407-491-4498

Media Contact – Robert Busweiler – busweiler@sunshinesachs.com

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SOURCE Amesite Inc.